Exhibit 99.1
Post Holdings Announces Expiration of HSR Waiting Period in Connection with Proposed Acquisition of MOM Brands

St. Louis, Missouri - March 6, 2015 - Post Holdings, Inc. (NYSE:POST), a consumer packaged goods holding company, today announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to its previously announced proposed acquisition of MOM Brands Company (“MOM Brands”), expired on Thursday, March 5, 2015. The expiration of the waiting period satisfies one of the closing conditions of the transaction.
The transaction is now expected to be completed in May 2015, subject to customary closing conditions.
Forward-Looking Statements
Certain matters discussed in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current expectations of Post and are subject to uncertainty and changes in circumstances. These forward-looking statements include statements regarding the expected timing of the completion of the transaction. There is no assurance that the acquisition of MOM Brands will be consummated, and there are a number of risks and uncertainties that that could cause actual results to differ materially from the forward-looking statements made herein, including risks relating to Post’s financing of the acquisition and access to capital; the timing to consummate the acquisition of MOM Brands; the ability and timing to satisfy other closing conditions; the length of time necessary to consummate the proposed transaction may be longer than anticipated; the proposed transaction may involve unexpected costs; the businesses may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with customers or retaining key employees; the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; Post’s ability to realize the synergies contemplated by the acquisition of MOM Brands; our ability to promptly and effectively integrate the MOM Brands business; our ability to service outstanding debt or obtain additional financing, including secured and unsecured debt; disruptions in the U.S. and global capital and credit markets; consolidations among the retail grocery and foodservice industries; business disruptions caused by information technology failures and/or technology hacking; and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements represent the Company’s judgment as of the date of this press release. Investors are cautioned not to place undue reliance on these forward-looking statements. The Company disclaims, however, any intent or obligation to update these forward-looking statements.
About Post Holdings, Inc.
Post Holdings, Inc., headquartered in St. Louis, Missouri, is a consumer packaged goods holding company operating in the center-of-the-store, active nutrition, refrigerated and private label food categories. Post’s Consumer Brands portfolio spans from center-of-the-store to active nutrition, offering a broad range of choices to meet the taste and nutritional needs of a variety of consumers and includes recognized brands such as Honey Bunches of Oats®, Pebbles™, Great Grains®, Grape-Nuts®, Honeycomb®, PowerBar®, Premier Protein®, Supreme Protein® and Dymatize®. Through its Michael Foods Group, Post supplies value-added egg products, refrigerated potato products, cheese and other dairy case products and dry pasta products to the private label retail, foodservice and ingredient channels and markets retail brands including All Whites®, Better’n Eggs®, Simply Potatoes® and Crystal Farms®. Post also manufactures private label cereal, granola, peanut butter and other nut butters, dried fruits and baking and snacking nuts. For more information, visit www.postholdings.com.

Contact:
Investor Relations
Brad Harper
brad.harper@postfoods.com
(314) 644-7626